Summary Prospectus

January 12, 2026, as amended February 27, 2026

FIS Christian Stock Fund (PRAY)

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the fund online at www.faithinvestorservices.com. You can also get this information at no cost by calling (833) 833-1311. The current prospectus and statement of additional information, dated January 12, 2026, as amended February 27, 2026, are incorporated by reference into this summary prospectus. Information about the Fund’s net asset value per share, market price, premiums and discounts and bid-ask spreads can be found at www.faithinvestorservices.com.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Summary Information — FIS Christian Stock Fund

Investment Objective

FIS Christian Stock Fund (the “Fund”) seeks long-term growth of capital and income.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). Future expenses may be greater or less. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.68%
Distribution and/or Service (12b-1) Fees	None
Acquired Fund Fees and Expenses(1)	0.01%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.69%

(1)	Acquired Fund Fees and Expenses (“AFFE”) which are estimated are the indirect costs of investing in other investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$70
3	$221
5	$384
10	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance. For the fiscal year ended May 31, 2025, the Predecessor Fund’s (defined below) portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange traded fund (“ETF”). Under normal circumstances, the Fund invests in equity securities, including common stock and American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) of international and domestic companies. The Fund may seek to meet its investment objective by directly investing in equity securities. To achieve its objective, the Fund seeks to outperform the MSCI ACWI Index (the “Benchmark”).

In determining whether a company is a non-U.S. company, Faith Investor Services, LLC (the “Adviser”) will consider whether the company:

●	has a class of securities whose principal securities market is outside the U.S.;

●	has its principal office outside the U.S.; or

●	is otherwise determined to be economically tied to a country outside the U.S. by the Adviser in its discretion (e.g., using classifications assigned by third parties, including an issuer’s “country of risk” as determined by MSCI Global Industry Classification Standards or the classifications assigned to a company by the Fund’s benchmark index provider).

The assets of the Fund are managed by the Adviser, which employs an “active management” investment strategy in seeking to achieve the Fund’s investment objective. The Adviser first uses a quantitative screen on the investable global universe looking for companies characterized as growth at a reasonable price (GARP). The Adviser next applies a Christian values overlay to establish the universe of securities eligible for investment. The Adviser then combines fundamental research and qualitative analysis, to identify companies that have above-average investment potential. The portfolio is constructed with considerations relative to the sector and regional weights of the Benchmark to ensure broad diversification. The fund’s portfolio managers monitor index weights and seek to maintain broad diversification on a consistent basis. The Fund will not buy or continue to hold a stock issued by a company if, in the opinion of the Adviser, the company no longer passes the Christian values filter. The Adviser also will generally sell a stock on behalf of the Fund if the stock experiences extreme price movements, if the stock exhibits weak performance relative to its peers, or for risk management purposes. The Fund at a minimum will, under normal market conditions, invest 80% or more of its assets (net assets plus any borrowings for investment purposes, if any) in stocks that pass its Christian values filter. The Adviser utilizes its own research in combination with the ethical screening tool from third-party Christian value assessment resources. This ethical screening tool applies consistent methodology aligned with Christian values to screen out, for example, companies involved with producing abortion drugs or media companies involved in pornography.

The Adviser evaluates long-term economic trends that are likely to persist for the foreseeable future, identifies bullish and bearish markets, incorporates technical analysis which include price and volume trends, geopolitical issues and relative market valuation metrics. The Fund can purchase both domestic and foreign securities to add further flexibility for risk management. Furthermore, if a stock price falls materially from cost, the position would be analyzed and reviewed by the Adviser’s investment committee and that committee would decide whether to continue to hold or sell the stock. As part of its strategy, the Adviser has the ability to raise up to 20% in cash or cash equivalents should its indicators begin to show shifts in the macroeconomic landscape, that valuations are at extreme levels, that company fundamentals deteriorate, or if the stock markets experience unexpected events that have a great and broad market impact. Furthermore, if a stock price falls materially from cost, the position would be analyzed and reviewed by the Adviser’s investment committee and that committee would decide whether to continue to hold or sell the stock. In addition, the Fund in certain adverse market, economic, political or other conditions may temporarily depart from its normal investment policies and strategies. At such times, the Fund may invest in cash or cash equivalents. Under such circumstances, the Fund may invest up to 100% of its assets in these investments and may do so for extended periods of time. To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

The Fund makes investment decisions in accordance with Christian values that are against companies involved abortion, contraception, embryonic stem cell research/human cloning, human rights violations, or who produce pornography, alcohol, tobacco, armaments that are unguided or indiscriminate, gambling equipment or software, betting establishments. The Adviser applies a Christian values overlay to eliminate companies whose businesses engage in activities that are not aligned with such values including companies involved with abortion, contraception, embryonic stem cell research/human cloning, human rights violations, or who produce pornography, alcohol, tobacco, armaments that are unguided or indiscriminate, gambling equipment or software, betting establishments, or other activities that conflict with Christian values. The Adviser determines whether each and every company prior to its addition to the Fund’s investment portfolio has the required Christian values by its own diligence processes.

The Adviser monitors the policies and practices of the companies selected for the Fund for various issues contemplated by Christian values. If the Adviser determines, through screening based on third-party and internal factors and its own fundamental due diligence, that the Fund is invested in a company whose policies and practices are inconsistent with these Christian values, it may sell the company’s securities or otherwise exclude future investments in that company. As a result, the Fund may have to sell a security at a time when it would be disadvantageous to do so. The Fund may perform differently than other funds that do not invest within Christian values guidelines.

The Fund may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. The Fund will generally invest in companies whose market capitalization is greater than $1 billion. The Fund typically will invest in 30 to 80 portfolio companies. Foreign securities in which the Fund may invest may be U.S. dollar-denominated.

The Fund has the ability to buy and sell call and put options on indexes which are the most correlated to the Fund’s underlying equity holdings. The options overlay seeks to potentially provide a measure of downside protection (i.e., options strategies implemented in an attempt to mitigate a decrease in the value of the Fund’s investment portfolio) and an additional component to the Fund’s risk management. The options overlay will be actively managed by the Adviser and will adapt to both changing market environments and shifts in the underlying equity holdings of the Fund.

Vident Advisory, LLC d/b/a Vident Asset Management serves as the trading sub-adviser for the Fund and is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Christian Values Investing Risk. The Fund considers Christian values in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Fund’s guidelines. This means that the Fund may underperform other similar funds that do not consider Christian values when making investment decisions.

Absence of Prior Active Market Risk. While the Fund’s Shares are listed on NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market for Shares will develop or be maintained. The Fund’s distributor does not maintain a secondary market in Shares.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the adviser or the Fund’s other service providers, market makers, Authorized Participants, the Exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.

Depositary Receipts. The Fund will invest in stocks of foreign corporations. The Fund’s investment in such stocks will sometimes be in the form of depositary receipts including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

Dividend-Paying Stock Risk. While the Fund may hold securities of companies that have historically paid a dividend yield, those companies may reduce or discontinue their dividends, reducing the yield of the Fund. Low priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market.

Emerging Markets Securities Risk. The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Exchange Traded Funds (“ETFs”) Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

○	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Shares and the Fund’s NAV.

Foreign Currency Risk. As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Foreign Securities Risk. Investing in foreign companies, including direct investments and investments through ADRs and GDRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Geographic Concentration Risk. The risk that events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments will cause the value of the Fund’s shares to decrease, perhaps significantly. To the extent the Fund concentrates its assets in a particular country or region, the Fund is more vulnerable to financial, economic or other political developments in that country or region as compared to a fund that does not concentrate holdings in a particular country or region.

Issuer Risk. Changes in the financial condition or credit rating of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The values of securities of smaller, less well-known issuers can be more volatile than those of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Large Capitalization Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflict, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Portfolio Turnover Risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Quantitative Investing Risk. There is no guarantee that a quantitative model or algorithm used by the Adviser, and the investments selected based on the model or algorithm, will perform as expected or produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Adviser’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Small and Mid-Capitalization Companies Risk. Compared to large-capitalization companies, small and mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.

Temporary Defensive Positions. In certain adverse market, economic, political or other conditions, the Fund may temporarily depart from its normal investment policies and strategies. At such times, the Fund may invest in cash or cash equivalents. Under such circumstances, the Fund may invest up to 100% of its assets in these investments and may do so for extended periods of time. To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Underlying Fund Risk. Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds.

Performance

The Fund acquired all of the assets and liabilities of the FIS Christian Stock Fund, a series of NEOS ETF Trust (the “Predecessor Fund”), in a tax-free reorganization in December, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The performance information presented below provides some indication of the risks of investing in the Fund by showing the extent to which the Predecessor Fund’s performance can change from year to year and over time. The bar chart below shows the Predecessor Fund’s performance for calendar years set forth below. The table illustrates how the Fund’s average annual returns for the 1 year and since inception periods compare with those of the MSCI ACWI Index. The Predecessor Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information and daily NAV per share information is available at no cost by visiting www.faithinvestorservices.com or by calling (833) 833-1311.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	12/31/23	11.18%
Worst Quarter:	9/30/23	-3.81%

The Fund’s calendar year-to-date return as of the most recent fiscal quarter, which ended August 31, 2025, was 8.92%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2024)

	One-year	Since inception (2/8/22)
Return Before Taxes (No Load)	13.35%	5.98%
Return After Taxes on Distributions (No Load)	13.15%	5.75%
Return After Taxes on Distributions and Sale of Fund Shares (No Load)	8.05%	4.59%
MSCI World Index Net (USD)(1) (reflects no deduction for fees, expenses or taxes)	13.35%	5.98%

(1)	The MSCI World Index Net (USD) captures large and mid-cap representation across 23 Developed Markets (DM) countries. With 1,429 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Management

Investment Adviser

Faith Investor Services, LLC

Trading Sub-Adviser

Vident Asset Management

Portfolio Manager

Steven T. Nelson, CFA (has managed the Fund since inception and managed the Predecessor Fund since its commencement in February 2022) and John Rowley, CFA, (has managed the Fund since inception) are the primary persons responsible for the day-to-day management of the Fund and have been portfolio managers of the Fund since the inception of the Fund.

Rafael Zayas, CFA, Senior Vice President and Head of Portfolio Management & Trading, Trading Sub-Adviser

Austin Wen, CFA, Senior Portfolio Manager, Trading Sub-Adviser

Devin Ryder, CFA, Senior Portfolio Manager, Trading Sub-Adviser

Purchase and Sale of Fund Shares

Authorized Participants

The Fund issues and redeems Shares at NAV only in a large, specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with the Fund’s distributor (“Distributor”). Creation Unit transactions are typically conducted in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or cash.

Investors

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.